John Hancock Large Cap Spectrum Fund
               Supplement to the Prospectus dated January 1, 2002

John Hancock Funds, Inc., the distributor for John Hancock Large Cap Spectrum Fund (the "Fund"), will solicit orders to purchase shares of the Fund during an initial offering period from January 14, 2002 to February 22, 2002 (the "Subscription Period"). Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for February 25, 2002). An order in proper form to purchase shares of the Fund that is accompanied by payment and is received by the Fund's transfer agent prior to February 25, 2002 will be deemed to be an order to purchase shares of John Hancock Money Market Fund - Class A Shares, and a further order to exchange shares of John Hancock Money Market Fund - Class A Shares for shares of the Fund as of February 25, 2002. The exchange will be processed at the initial net asset value of $10.00 per share plus any applicable sales charges. An exchange order may be revoked at any time prior to February 25, 2002.

Orders to open new accounts of the Fund will be accepted until 4 p.m. on February 22, 2002, and it is anticipated that the Fund will commence operations on February 25, 2002. Exchanges from existing John Hancock mutual fund accounts to open new Large Cap Spectrum Fund accounts will be accepted on February 25, 2002 only. After February 25, 2002, no exchanges to open new accounts will be accepted until the Fund reopens. However, while the Fund is closed, exchanges and subsequent purchases into Large Cap Spectrum Fund accounts set up during the Subscription Period will be accepted. The Fund will remain closed while assets are invested. It is anticipated that the Fund will reopen to new sales on or about March 25, 2002, depending on cash levels and market conditions at that time. Please note that exchanges and subsequent purchases processed after February 25, 2002 will be processed at the then current net asset value plus applicable sales charges.


January 7, 2002